EXHIBIT 99.1



                               FFLC Bancorp, Inc.
                               Holding Company for
                           First Federal Savings Bank
                  P.O. Box 490420 Leesburg, Florida 34749-0420
                    Voice (352) 787-3311 - Fax (352) 787-7206

FOR IMMEDIATE RELEASE                           Contact: Stephen T. Kurtz
April 11, 2003                                           President & CEO


FFLC BANCORP, INC., Announces Increased Income for the 1st Quarter and Declares
                               Quarterly Dividend

Leesburg, Florida. FFLC Bancorp, Inc. (NASDAQ NMS: FFLC), the holding company for First Federal Savings Bank of Lake County, reported a 7% increase in net income to $2.4 million for the quarter ended March 31, 2003, compared to the $2.2 million earned for the comparable 2002 quarter. Total assets grew 13% to $950.7 million at March 31, 2003 from $840.5 million at March 31, 2002.

On a per share basis, basic income increased to $.44 per share for the quarter ended March 31, 2003, compared to $.41 per share for the 2002 quarter. Net income per share on a diluted basis, increased to $.43 for the quarter ended March 31, 2003, compared to $.41 for the 2002 quarter.

Net interest income after provision for loan losses increased 9% to $6.6 million for the quarter ended March 31, 2003 compared to $6.1 million for the 2002 quarter. That increase resulted primarily from a $949,000 decrease in interest expense. The decrease in interest expense was due primarily to an 86 basis point decrease in the annual cost of liabilities to 3.16% for the 2003 quarter from 4.02% for the 2002 quarter, partially offset by a $81.1 million increase in average interest-bearing liabilities outstanding during the 2003 quarter compared to the 2002 quarter.

Noninterest expense increased $678,000 or 20% for the quarter ended March 31, 2003, compared to the 2002 period. That increase was primarily the result of the growth of the company and the corresponding increase in salaries and employee benefits.

Stockholders' equity increased to $72.7 million at March 31, 2003, from $71.1 million at December 31, 2002. Book value per share increased to $13.53 at March 31, 2003, from $13.22 at December 31, 2002. During the first quarter of 2003, the Company repurchased 2,605 shares of its common stock at a cost of $89,000 under the stock repurchase program.

DIVIDEND
--------
On April 10, 2003, the Board of Directors approved a cash dividend of $.10 per share on the common stock, payable May 5, 2003 to shareholders of record at the close of business on April 21, 2003. The $.10 per share cash dividend represents an 17% increase over the $.09 per share paid for the first quarter of 2002.

The stock of FFLC Bancorp, Inc. is quoted on the NASDAQ National Market System under the symbol "FFLC". First Federal's web site is located at http://www.1stfederal.com. FFLC Bancorp, Inc.'s SEC filings are available at the web site, in the "FFLC Bancorp" section of the web site. The press releases and other supplemental information are also available on the web site.

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                            SELECTED FINANCIAL DATA
                   ($ in thousands, except per share amounts)



SELECTED BALANCE SHEET DATA                                                    At March 31   At December 31
                                                                                           2003              2002

Total assets                                                                    $950,656           $915,821
Deposits                                                                        $694,218           $668,058
Total gross loans receivable                                                    $755,329           $756,555
Allowance for loan losses                                                         $5,311             $5,181
Total stockholders' equity                                                       $72,727            $71,062
Shares outstanding (2)                                                         5,377,166          5,374,913
Market price per share                                                            $25.50             $19.71
Book value per share (2)                                                          $13.53             $13.22
Nonperforming loans                                                               $2,787             $2,592
Nonperforming assets                                                              $3,693             $3,218
Equity as a percentage of total assets                                             7.65%              7.76%
Interest-earning assets to interest-bearing liabilities                             1.06               1.06


ASSET QUALITY RATIOS                                                         At March 31        At December 31
                                                                                           2003              2002

Nonperforming assets to total assets                                               0.39%              0.35%
Nonperforming loans to total loans                                                 0.37%              0.34%
Allowance for loan losses to nonperforming loans                                 190.56%            199.88%
Allowance for loan losses to nonperforming assets                                143.81%            161.00%
Allowance for loan losses to total gross loans receivable                          0.70%              0.68%



SELECTED INCOME AND OTHER DATA                                                     For the three months
                                                                                      ended March 31,
                                                                                           2003              2002

Net interest income before provision for loan losses                              $7,035             $6,352
Provision for loan losses                                                           $406               $258
Net income                                                                        $2,354             $2,208
Basic net income per share (2)                                                     $0.44              $0.41
Diluted net income per share (2)                                                   $0.43              $0.41
Total gross loans originated by department: *
     Residential                                                                 $45,013            $30,877
     Commercial                                                                  $25,898            $24,008
     Consumer                                                                    $20,973            $18,103

* - Includes undisbursed amounts of construction loans and lines of credit.

PERFORMANCE RATIOS (1)                                                             For the three months
                                                                                      ended March 31,
                                                                                           2003              2002

Return on average assets                                                           1.01%              1.06%
Return on average equity                                                          13.01%             13.54%
Average equity to average assets                                                   7.77%              7.83%
Noninterest expense to average assets                                              1.77%              1.65%
Net interest spread                                                                3.01%              2.94%
Net interest margin                                                                3.20%              3.19%
Operating efficiency ratio                                                        49.56%             47.54%

(1) Ratios are annualized
(2) 2002 adjusted to reflect the three-for-two stock split declared in February 2003.

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                               FFLC Bancorp, Inc.
                           Consolidated Balance Sheets

                   ($ in thousands, except per share amounts)

                                                                           At March 31       At December 31
Assets                                                                        2003               2002
                                                                         ----------------  -----------------

Cash and due from banks                                                          $36,223            $20,157
Interest-earning deposits                                                         58,027             49,237
                                                                         ----------------  -----------------
              Cash and cash equivalents                                           94,250             69,394

Securities available for sale, at market                                          88,720             77,324
Loans, net                                                                       733,567            735,338
Accrued interest receivable                                                        3,720              4,181
Foreclosed assets                                                                    906                626
Premises and equipment, net                                                       19,617             19,369
Federal Home Loan Bank stock, at cost                                              7,700              7,700
Other assets                                                                       2,176              1,889
                                                                         ----------------  -----------------

           Total                                                                $950,656           $915,821
                                                                         ================  =================

Liabilities and Stockholders' Equity

Liabilities:
     Non-interest bearing demand deposits                                        $24,854            $18,867
     NOW and money-market accounts                                               149,750            137,858
     Savings accounts                                                             25,951             25,403
     Certificates                                                                493,663            485,930
                                                                         ----------------  -----------------

           Total deposits                                                        694,218            668,058

     Advances from Federal Home Loan Bank                                        149,000            149,000
     Other borrowed funds                                                         17,081             14,303
     Guaranteed preferred beneficial interest in junior subordinated debentures    5,000              5,000
     Accrued expenses and other liabilities                                       12,630              8,398
                                                                         ----------------  -----------------

           Total liabilities                                                     877,929            844,759
                                                                         ----------------  -----------------

Stockholders' Equity:
     Preferred stock, $.01 par value, 1,000,000 shares authorized, none outstanding    0                  0
     Common stock, $.01 par value, 9,000,000 shares authorized, 6,371,440
       in 2003 and 4,574,944 in 2002, shares issued                                   64                 46
     Additional paid-in-capital                                                   31,660             31,638
     Retained income                                                              60,219             58,409
     Accumulated other comprehensive income, net of taxes                            540                636
     Treasury stock, at cost (994,274 shares in 2003 and 991,669 shares in 2002) (19,756)           (19,667)
                                                                         ----------------  -----------------
           Total stockholders' equity                                             72,727             71,062
                                                                         ----------------  -----------------

           Total                                                                $950,656           $915,821
                                                                         ================  =================


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                               FFLC Bancorp, Inc.
           Consolidated Statements of Income and Comprehensive Income

               ($ in thousands, except per share amounts)

                                                                         For the three months ended March 31,
                                                                              2003               2002
                                                                         ----------------  -----------------
Interest Income:
  Loans                                                                          $12,722            $12,842
  Securities                                                                         588                761
  Other interest-earning assets                                                      267                240
                                                                         ----------------  -----------------
    Total interest income                                                         13,577             13,843
                                                                         ----------------  -----------------

Interest Expense:
  Deposits                                                                         4,415              5,218
  Other borrowed funds                                                             2,127              2,273
                                                                         ----------------  -----------------
    Total interest expense                                                         6,542              7,491
                                                                         ----------------  -----------------


Net interest income                                                                7,035              6,352

Provision for loan losses                                                            406                258
                                                                         ----------------  -----------------

Net interest income after
    provision for loan losses                                                      6,629              6,094
                                                                         ----------------  -----------------

Noninterest Income:
  Deposit account fees                                                               231                218
  Other service charges and fees                                                     584                461
  Net gain on sales of loans held for sale                                           271                 46
  Other                                                                              197                168
                                                                         ----------------  -----------------
    Total noninterest income                                                       1,283                893
                                                                         ----------------  -----------------

Noninterest Expense:
  Salaries and employee benefits                                                   2,446              2,016
  Occupancy expense                                                                  648                573
  Data processing expense                                                            273                252
  Professional services                                                              103                102
  Advertising and promotion                                                          137                111
  Other                                                                              515                390
                                                                         --------------------------------------
    Total noninterest expense                                                      4,122              3,444
                                                                         ----------------  -----------------

Income before income taxes                                                         3,790              3,543

Income taxes                                                                       1,436              1,335
                                                                         ----------------  -----------------

  Net Income                                                                      $2,354             $2,208
                                                                         ================  =================

  Basic income per share                                                           $0.44              $0.41
                                                                         ================  =================

  Diluted income per share                                                         $0.43              $0.41
                                                                         ================  =================

  Dividends per share                                                              $0.10              $0.09
                                                                         ================  =================

  Comprehensive income *                                                          $2,258             $1,985
                                                                         ================  =================

  Weighted average number of shares outstanding for Basic                      5,373,607          5,351,664
                                                                         ================  =================

  Weighted average number of shares outstanding for Diluted                    5,479,331          5,459,600
                                                                         ================  =================


* Includes net income and change in unrealized gain (loss) on securities available for sale and derivative instruments.
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